Exhibit 23.2

Independent Auditors’ Consent

The Board of Directors

AmeriVest Properties Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

Denver, Colorado

May 27, 2003